EXHIBIT 10.17

SUBSCRIPTION AGREEMENT

Helix Hearing Care of America Corp.
7100, Jean-Talon East
Bureau 610
Montreal, Quebec
H1M 3S3

Attention: Mr. Steve Forget, President and Chief Executive Officer

Dear Sirs:

1.	PURCHASE

The undersigned hereby agrees to purchase from Helix Hearing Care of America Corp. (the “Corporation”), four million eight hundred and fifty-three thousand nine hundred and thirty-two (4,853,932) common shares of the Corporation (the “Shares”) at a price of eighty-nine cents ($0.89) per Share, for total proceeds of four million three hundred and twenty thousand dollars (CDN$4,320,000)

2.	DELIVERY AND PAYMENT

(i)	Subject to acceptance by you of this agreement, delivery and payment for the Shares shall be completed (the “Closing”) at the offices of the Corporation’s counsel, Fraser Milner Casgrain LLP, 1, Place Ville-Marie, Suite 3900, City of Montreal, Province of Quebec at 11:00 a.m., Montreal time, on or about January 14, 2002 (the “Time of Closing” and “Closing Date”, respectively) against payment to the Corporation of the aggregate purchase price of the Shares by wire transfer in U.S. funds payable to the account of Helix Hearing Care of America Corp as such instructions appear in Schedule “A” or in such other manner acceptable to the parties hereto.

(ii)	The obligation of the undersigned to complete the purchase of Shares contemplated hereby shall be conditional upon The Toronto Stock Exchange (the “Exchange”) conditionally accepting notice of the issuance of the Shares at or before the Time of Closing.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

The Corporation covenants, represents and warrants to the undersigned (which covenants, representations and warranties shall survive Closing) that:

(i)	the Corporation has been duly continued and is a validly subsisting corporation under the laws of Canada;

(ii)	the Corporation has all necessary corporate power and authority to own its assets and to carry on its business as now conducted;

(iii)	this agreement has been duly authorised by all necessary corporate action on the part of the Corporation;

(iv)	the execution and delivery of this agreement and the fulfillment of the terms hereof and the issue and sale of the Shares by the Corporation as provided in this agreement do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of the current constating documents, by-laws and resolutions of the Corporation or breach any material contracts or outstanding debts or equity securities of the Corporation;

(v)	the Shares will, upon payment therefor, be validly issued as fully paid and non-assessable;

(vi)	the Corporation is a reporting issuer in good standing under the securities legislation of Alberta, Ontario and Quebec (collectively referred to as the “Applicable Securities Legislation”); the issuance of the Shares will not contravene any provisions of the Applicable Securities Legislation, as well as the rules and policies of the Exchange and of the other regulatory authorities having jurisdiction over the Corporation and will be exempt from the registration and prospectus requirements of the Applicable Securities Legislation.

(vii)	the Corporation will take all steps within its control to list the Shares on the Exchange;

(viii)	the unaudited consolidated financial statements of the Corporation and the report to shareholders for the period of nine months ended August 31, 2001, as provided to HEARx Ltd. (the “Purchaser”) are complete, true and accurate and they have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis with prior periods.

(ix)	the Corporation has not made any private placement of shares of the same class as the Shares or shares of other class or securities convertible or exchangeable in shares of any class during the last six months;

(x)	the Corporation is unaware of any information or facts concerning its business and its operations that has not been disclosed and released to the public and which, if known to the Purchaser, could reasonably deter the Purchaser from subscribing and paying for the Shares; and

(xi)	all necessary corporate proceedings to authorize this agreement and the issuance of the Shares have been taken by the Corporation and, from its execution by the Corporation, this agreement and the private placement shall be duly authorized and shall constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their respective provisions.

4.	PURCHASER’S COVENANTS, REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS

The undersigned covenants, represents, warrants and acknowledges to the Corporation (which covenants, representations, warranties and acknowledgements shall survive Closing) that:

(i)	the undersigned is purchasing the Shares as a principal for its own account and not for the benefit of any other person except as otherwise stated herein:

(ii)	the undersigned is purchasing the Shares under a prospectus and registration exemption available under the Securities Act (Québec) and not in violation of any other applicable statute in Canada or elsewhere;

(iii)	the current structure of this private placement is not a scheme to avoid the registration requirements of the United States Securities Act of 1933;

(iv)	the undersigned will execute and deliver all documentation as may be required by applicable Canadian securities legislation and the Exchange, including the Private Placement Questionnaire and Undertaking attached as Schedule “B” hereto;

(v)	the Shares will be held by the undersigned for investment only and not with a view to resale or distribution;

(vi)	the undersigned has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

(vii)	the address set forth below is the true and correct address of a place of business of the undersigned (or, if the undersigned is acting as agent for a disclosed principal, of such person);

(viii)	the undersigned acknowledges (on its own behalf and, if applicable, on behalf of those for whom the undersigned is contracting) that:

(a)	it understands that the Shares will be subject to resale restrictions set forth in the Securities Act (Quebec) or applicable securities legislation of the jurisdiction in which the undersigned is resident;

(b)	the distribution of the Shares is not being accompanied by an advertisement;

(c)	it has received no document from the Corporation relating to the sale of the Shares other than this agreement and the Schedule thereto;

(d)	the undersigned’s ability to transfer the Shares is limited, inter alia, by applicable securities legislation and the Private Placement Questionnaire and Undertaking attached hereto as Schedule “B”; and

(e)	in executing this agreement, the Corporation is relying upon the representations and warranties and acknowledgements of the undersigned set out herein and, in accepting the Shares on the Closing, the undersigned will be representing and warranting that such are true as at the Closing with the same force and effect as if they had been made at such time.

5.	TIME OF THE ESSENCE

Time shall, in all respects, be of the essence hereof.

6.	CANADIAN DOLLARS

Except as otherwise indicated herein, all references herein to any money amounts are to lawful money of Canada.

7.	HEADINGS AND SCHEDULES

The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof. The Schedules hereto form an integral part hereof.

8.	ENTIRE DOCUMENT

This agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This agreement may be amended or modified in any respect by written instrument only.

9.	SUCCESSORS AND ASSIGNS

The terms and provisions of this agreement shall be binding upon and enure to the benefit of the undersigned and the Corporation and their respective successors and assigns; provided that, except as herein provided, this agreement shall not be assignable by either party without the written consent of the other.

10.	GOVERNING LAW

This agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

11.	LANGUAGE

The parties hereto declare that each of them has required this agreement be drafted in the English language and each of them does hereby consent to any documentation notices or legal proceedings provided for herein, issued hereunder, or relating directly or indirectly hereto, being in the English language. Chaque partie déclare par les présentes avoir demandé que la présente convention soit rédigée en anglais et chaque partie consent par les présentes à ce que tout document, procédure légale ou avis prévu ou découlant des présentes ou s’y rapportant directement ou indirectement soit rédigé en anglais seulement.

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DATED at Montreal, Quebec, the 14th day of January, 2002.

HEARx LTD.

Per:	/s/ Stephen J. Hansbrough

1250 Northpoint Parkway

West Palm Beach, Florida

33407

ACCEPTANCE

Accepted and approved in Montreal, Quebec on January 14, 2002.

Helix Hearing Care of America Corp.

Per:	/s/ Steve Forget

Steve Forget, President and Chief Executive Officer